UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 10, 2002

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 835-5900

ITEM 5.     Other Events and Regulation FD Disclosure.

On October 10, 2002 the Board of Directors of Analysts International Corporation approved the appointment of John T. Paprocki as its Chief Financial Officer.

ITEM 7(c).                                       Exhibits.

99.1                           Analysts International Corporation News Release dated October 15, 2002 announcing appointment of John T. Paprocki as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned, thereunto duly authorized.

ANALYSTS INTERNATIONAL CORPORATION

Dated: October 24, 2002	By:	/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel